Exhibit 99.3

UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK
— — — — — — — — — — — — — — — — — — — —	x
)
SECURITIES AND EXCHANGE COMMISSION,	)
)
Plaintiff,	)
v.	)
)
DORAL FINANCIAL CORPORATION,	)
	)	06 Civ.
Defendant.	)
)
— — — — — — — — — — — — — — — — — — — —	x
FINAL JUDGMENT AS TO DEFENDANT
DORAL FINANCIAL CORPORATION
     Plaintiff Securities and Exchange Commission having filed a Complaint and Defendant Doral Financial Corporation (“Doral Financial”) having entered a general appearance; consented to the Court’s jurisdiction over it and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:
I.
     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Doral Financial and Doral Financial’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)]

in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:
(a) to employ any device, scheme, or artifice to defraud;
(b) to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or
(c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.
II.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Doral Financial and Doral Financial’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
(a) to employ any device, scheme, or artifice to defraud;
(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
(c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.
III.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Doral Financial and Doral Financial’s officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice of this order by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. § 78(m)(a)] and Rules 13a-1, 13a-13, and 12b-20 promulgated thereunder [17 C.F.R. §§ 240.13a-1, 240.13a-13 and 240.12b-20] by, directly or indirectly, filing or causing to be filed with the SEC any periodic report on behalf of any issuer, required to be filed with the SEC pursuant to Section 13(a) of the

Exchange Act and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed.
IV.
     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Doral Financial and Doral Financial’s its officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice of this order by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from violating Sections 13(b)(2)(A) and (B) of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A) and (B)] and Rules 13a-1, 13a-13, and 12b-20 promulgated thereunder [17 C.F.R. §§ 240.13a-1, 240.13a-13 and 240.12b-20] by, directly or indirectly, failing to (i) make and keep accurate books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and fairly reflect the transactions and dispositions of the assets of the issuer; or (ii) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: transactions are executed in accordance with management’s general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management’s general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
V.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Doral Financial is liable for disgorgement of $1, representing profits gained as a result of the conduct alleged in the Complaint, and a civil penalty in the amount of $25,000,000, pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. Doral Financial shall satisfy this obligation by paying $25,000,001 within forty five (45) business days to the Clerk of this Court, together with a cover letter identifying Doral Financial as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Doral Financial shall simultaneously transmit photocopies of such payment and letter to the Commission’s counsel in this action. By making this payment, Doral Financial relinquishes all legal and equitable right, title, and interest in such funds, and no part of the funds shall be returned to Doral Financial. Doral Financial shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC § 1961.
     The Clerk shall deposit the funds into an interest bearing account with the Court Registry Investment System (“CRIS”) or any other type of interest bearing account that is utilized by the Court. These funds, together with any interest and income earned thereon (collectively, the “Fund”), shall be held in the interest bearing account until further order of the Court. In accordance with 28 U.S.C. § 1914 and the guidelines set by the Director of the Administrative Office of the United States Courts, the Clerk is directed, without further order of this Court, to deduct from the income earned on the money in the Fund a fee equal to ten percent of the income earned on the Fund. Such fee shall not exceed that authorized by the Judicial Conference of the United States.
     The Commission may by motion propose a plan to distribute the Fund subject to the Court’s approval. Such a plan may provide that Fund shall be distributed pursuant to the Fair Fund provisions of

Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Doral Financial shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Doral Financial’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Doral Financial’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Doral Financial shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Judgment. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Doral Financial by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

VI.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Doral Financial shall comply with all of the undertakings and agreements set forth therein.
VII.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.
Dated: ___________, _____

UNITED STATES DISTRICT JUDGE

8